SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           February 16, 2006
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                    Federal Way, Washington 98063-9777
                  (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))


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TABLE OF CONTENTS

ITEM 7.01.  REGULATION FD DISCLOSURE

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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On February 16, 2006, Weyerhaeuser Company issued a press release stating the following:

Weyerhaeuser Names Patricia M. Bedient Senior VP,
Finance and Strategic Planning

FEDERAL WAY, Wash. - (Feb. 16, 2006) Weyerhaeuser Company (NYSE: WY) today announced that Patricia M. Bedient, 52, has been named senior vice president, Finance and Strategic Planning. Since 2003, Bedient has served as vice president, Strategic Planning.

In her new role, Bedient becomes a member of the company's senior management team and will manage the integration of all company planning processes, including financial planning and budgeting, investment evaluation, and investment direction setting. She will report to Richard J. Taggart, executive vice president and chief financial officer, for her expanded role in financial planning. For her strategic planning responsibilities, Bedient continues to be accountable to Steven R. Rogel, chairman, president and chief executive officer.

"Patty's insight and experience make her the ideal candidate to take on this broadened responsibility for both finance and strategic planning," Rogel said. "By integrating all of our company planning processes under Patty we streamline our ability to analyze investment options, focus portfolio and business decisions and execute company strategies -- both short and long term."

"Since joining the company, Patty has played a key role in developing the strategic direction of Weyerhaeuser," Taggart said. "In her new position, she will work with me to create and implement our financial strategies, as well as participate in our dialogue with the investment community."

A certified public accountant, Bedient served as managing partner at Arthur Andersen LLP in Seattle before joining Weyerhaeuser. She also worked at the Firm's Portland and Boise offices as a partner and as a CPA during her 27-year career with Andersen.

Bedient serves on the Alaska Air Group board, Oregon State University Foundation Board of Trustees, the Weyerhaeuser Foundation board and the advisory board of the University of Washington School of Business. She is a member of the American Institute of CPAs and the Washington Society of CPAs. She has also served on the boards of a variety of civic organizations, including the World Forestry Center, the City Club of Portland, St. Mary's Academy of Portland and the Chamber of Commerce of Boise, Idaho.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2005, sales were $22.6 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http"//www.weyerhaeuser.com

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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  February 16, 2006
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